                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

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/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12
                             HOMESTAKE MINING COMPANY
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

[[Slide One]]

HOMESTAKE'S PRIME MINORITY ACQUISITION

[Pictures of mine sites and mining equipment.]

[[Slide Two]]

WIN/WIN TRANSACTION

- WILL ENHANCE HOMESTAKE'S POSITION AS ONE OF THE WORLD'S LEADING GOLD MINING COMPANIES

-    SIGNIFICANT PREMIUM TO PRIME SHAREHOLDERS
     23.2% OVER SHARE PRICE ON MAY 22, 1998

- OPPORTUNITY FOR PRIME SHAREHOLDERS TO PARTICIPATE IN HOMESTAKE'S LARGE MINE PORTFOLIO AND GLOBAL REACH

[[Slide Three]]

WHAT HOMESTAKE IS BUYING

-    100% OWNERSHIP OF LOW-COST, HIGH-QUALITY MINE

-    2.1 MILLION GOLD EQUIVALENT OUNCES OF PROVEN AND PROBABLE RESERVES*

-    US $65 MILLION CASH

- ADDITIONAL EQUITY PRODUCTION AMOUNTING TO 200,000 OUNCES EQUIVALENT PER YEAR FROM ESKAY CREEK

-    ESKAY CREEK CASH COST OF US$ 130/OZ YTD FOR 1998

-    ASSET WE KNOW WELL

*  BASED ON RESERVES AS AT DECEMBER 31, 1997 USING AU:AG 1:77

[[Slide Four]]

ADVANTAGES FOR HOMESTAKE

-    SIMPLIFY CORPORATE STRUCTURE; UNIFY HOMESTAKE'S PRESENCE IN CANADA

-    REDUCE CASH COSTS ON AN EQUITY BASIS AND ENHANCE HOMESTAKE'S CASH FLOW

-    OPTIMIZE WORLDWIDE EXPLORATION AND ACQUISITION EFFORT

-    BROADEN AND DIVERSIFY HOMESTAKE'S CANADIAN SHAREHOLDER BASE

[[Slide Five]]

IMPACT TO HOMESTAKE

-    HOMESTAKE IS PAYING 27.8 MILLION SHARES WITH A MARKET VALUE OF US $330
     MILLION

- US $50 MILLION OF PURCHASE PRICE WILL BE ALLOCATED TO "UNPROVEN MINERAL PROPERTIES"

-    ADDS US $8/OZ TO HOMESTAKE'S NONCASH PRODUCTION COSTS

[[Slide Six]]

PRO FORMA COMPARISONS
HOMESTAKE BEFORE AND AFTER BUYOUT


                                                       PERCENT
                                                       CHANGE*
                                                       -------
     RESERVES (OZ AU EQ/100 SHARES)                    (1%)

     EQUITY PRODUCTION (OZ AU EQ/100 SHARES)           (2%)

     CASH COST (US $ PER OUNCE)                        (2%)

     TOTAL COST (US $ PER OUNCE)                       1%

     * 5 YEARS

[[Slide Seven]]

HOMESTAKE'S PRODUCTION GROWTH
(EQUITY OUNCES)

[Graph showing general increase in Homestake's production growth, including reference to increase resulting from the acquisition of Prime.]

[[Slide Eight]]

HOMESTAKE'S PRODUCTION ESTIMATES:  1998 - 2002

[Pie chart showing Homestake's production estimates of the following properties as a percentage of Homestake's total production estimate for the years 1998 - 2002, and emphasizing the Prime minority percentage:

Plutonic            12%
Darlot/Centenary    7%
Kalgoorlie          18%
Homestake           9%
Round Mountain      6%
Other               17%
Hemlo               12%
Eskay Creek         9%
Prime Minority      10%]

[[Slide Nine]]

HOMESTAKE GOLD RESERVE DISTRIBUTION*

[Pie chart showing Homestake's gold reserve distribution in the following countries as a percentage of Homestake's total gold reserves of 20.7 million oz:

Canada         29%
Australia      40%
U.S.           30%
Other           1%]

                                   TOTAL RESERVES
                                  ---------------
                                  20.7 MILLION OZ


* BASED ON PROVEN & PROBABLE RESERVES AS OF DECEMBER 31, 1997 INCLUDING PRIME MINORITY INTEREST
  EXCLUDES APPROXIMATELY 2 MILLION AU EQUIVALENT OUNCES IN ESKAY
  SILVER RESERVES

[[Slide Ten]]

HOMESTAKE COST REDUCTION

[Chart showing general decline of Homestake's total cash cost between 1991 and 1998.]

[[Slide Eleven]]

ADVANTAGES FOR PRIME SHAREHOLDERS

-    REALIZE A 23.2%* PREMIUM TO MARKET

-    BENEFIT FROM OWNING A STOCK WITH HIGHER MARKET MULTIPLES AND IMPROVED
     LIQUIDITY

-    CANADIAN HOLDERS CAN ROLL OVER CAPITAL GAINS TAX

-    CANADIAN INSTITUTIONS CAN HOLD SHARES

-    ENJOY ENHANCED GLOBAL PRODUCTIONS, EXPLORATION AND ACQUISITIONS FOCUS


* BASED ON SHARE PRICES ON MAY 22, 1998

[[Slide Twelve]]

A HISTORY OF CREATING VALUE

- SINCE 1992, HOMESTAKE HAS BEEN INFLUENTIAL IN PRIME'S GROWTH EFFORTS AND CREATED LONG-TERM VALUE FOR ALL PRIME SHAREHOLDERS

- 23.2% PREMIUM IN TIME OF LOW GOLD PRICES PAYABLE IN HOMESTAKE CURRENCY WITH GREAT UPSIDE, IS CONSISTENT WITH HOMESTAKE'S EFFORTS TO RETURN VALUE TO ALL PRIME SHAREHOLDERS

[[Slide Thirteen]]

PRIME PERFORMANCE VS. S&P GOLD INDEX

PRIME (US$) VS. S&P GOLD MINING INDEX
(BASE = 100, JANUARY 3, 1995)

[Chart showing the S&P Gold Mining Index generally out performing Prime from 1/3/95 through 2/29/96; the S&P Gold Mining Index and Prime generally performing equally from 2/29/96 to 3/97; and Prime out performing the S&P Gold Mining Index from 3/97 to 6/30/98.]

[[Slide Fourteen]]

RELATIVE VALUE OF HOMESTAKE OFFER

TRADING PRICE RATIOS
PRIME RESOURCES / HOMESTAKE

[Graph comparing the ratio of Prime's stock prices to Homestake's stock prices from 1/3/92 to 7/3/98 to the actual exchange ratio of 0.74 for the transaction. Graph generally depicts a premium to Prime, except during certain periods between 1/3/98 and 4/3/98.]

[[Slide Fifteen]]

PRIME RESOURCES - HISTORICAL SHARE PRICE PERFORMANCE
January 1992 - October 1998

[Graph comparing Prime's share price performances to Homestake's bid values of C$11.80 on 5/22/98 and C$16.55 on 10/07/98 from 1/92 to 10/98. Graph generally depicts a general increase in share price performance.]

[[Slide Sixteen]]

SUMMARY


-    WIN/WIN FOR BOTH SETS OF SHAREHOLDERS

-    ENHANCE HOMESTAKE'S POSITION AS ONE OF THE LEADING GOLD MINING COMPANIES

[[Slide Seventeen]]

HOMESTAKE'S PRIME MINORITY ACQUISITION

[Pictures of mine sites and mining equipment.]

[[Slide Eighteen]]

PRIME'S PRINCIPAL ASSET

ATTRIBUTE                     UNITS          ESKAY CREEK
---------                     -----          -----------
Ownership                         %                 100

Reserves*                      000 Tons           1,495

Gold Grade                    Oz / Ton             1.69

Silver Grade                  Oz / Ton             78.3

Total Reserve              000 Oz Equiv. **       4,051

1997 Production           000 Oz Equiv. ***         417

Cash Cost (YTD 1998)           US $ / Oz            130

*    Reserves are as of Dec. 31, 1997.
**   Equivalent ounces are based on the basis of 77 ounces of Ag per ounce Au.
***  Equivalent ounces are on the basis of 68 ounces of Ag per ounce Au.

[[Slide Nineteen]]

A HISTORY OF CREATING VALUE

-    ESKAY CREEK DEPOSIT WAS DISCOVERED BY PRIME PREDECESSOR COMPANY IN 1988

- IN JUNE 1992, INTERNATIONAL CORONA CORPORATION, PRIME'S PRINCIPAL SHAREHOLDER, MERGED WITH HOMESTAKE

-    IN NOVEMBER 1993, PRIME CONSOLIDATED 100% OWNERSHIP OF ESKAY CREEK

-    ESKAY CREEK MINE COMMENCED COMMERCIAL PRODUCTION UNDER BUDGET AND AHEAD OF
     SCHEDULE IN JANUARY 1995 AFTER HOMESTAKE SECURED LONG TERM SMELTER CONTRACTS FOR ITS HIGH GRADE ORE

- IN 1997, THE MINE PRODUCED 244,722 OUNCES OF GOLD AND 11,766,000 OUNCES OF SILVER AT AN AVERAGE CASH COST OF $157 PER OUNCE EQUIVALENT

[[Slide Twenty]]

TRANSACTION SUMMARY

OFFER:
-    All-stock offer for 49.4% minority interest of Prime (27.8 million shares)

EXCHANGE RATIO:
-    0.74 shares for each share of Prime -- no collar

STRUCTURE
-    Plan of arrangement in British Columbia

SHARES TO BE ISSUED:
-    Homestake common stock or,
-    HCI exchangeable shares with Homestake voting / dividend rights

APPROVAL:
-    Committee of independent directors
-    British Columbia Supreme Court
-    75% of all Prime shares voting at the meeting
-    Two/thirds of Prime minority shareholders voting at the meeting
-    Homestake shareholders must authorize new shares
-    Homestake & Prime shareholders meetings scheduled for early December

[[Slide Twenty-One]]

STATEMENTS IN THIS PRESENTATION REGARDING FUTURE OR ESTIMATED RESERVES AND OTHER MINERALIZATION; PROJECTED QUANTITIES AND PERIODS OF FUTURE PRODUCTION; PRODUCTION RATES, PRODUCTION, CAPITAL AND OTHER COSTS; AND OTHER ESTIMATES OF FUTURE RESULTS OR ACTIVITY ARE FORWARD LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM ESTIMATED RESULTS. ACTUAL RESULTS COULD DIFFER MATERIALLY DEPENDING ON POLITICAL EVENTS, LABOR RELATIONS, CURRENCY FLUCTUATIONS AND OTHER GENERAL ECONOMIC CONDITIONS, MARKET PRICES FOR THE COMPANY'S PRODUCTS, TIMING OF PERMITS AND OTHER GOVERNMENT APPROVALS AND REQUIREMENTS, CHANGES IN EXPECTED OPERATING CONDITIONS, LOWER THAN EXPECTED ORE GRADES, UNEXPECTED GROUND AND MINING CONDITIONS, AVAILABILITY AND COST OF MATERIALS AND EQUIPMENT, AND RISKS GENERALLY INHERENT IN THE OWNERSHIP AND OPERATION OF MINING PROPERTIES AND INVESTMENTS IN FOREIGN COUNTRIES. SEE THE COMPANY'S PRELIMINARY PROXY STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 30, 1998, "CAUTIONARY STATEMENTS," FOR A MORE DETAILED DISCUSSION OF FACTORS THAT MAY IMPACT ON EXPECTED FUTURE RESULTS.